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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                FORM 8-K/A

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 20, 2007
                                                     -----------------

                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

           OHIO                       0-05544                31-0783294
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

                 9450 Seward Road, Fairfield, Ohio    45014
           (Address of principal executive offices) (Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Explanatory Note
----------------

This Form 8-K/A amends the Registrant's Form 8-K originally filed on February 23, 2007 to revise ITEM 1.01 to include as exhibit 10.2 the form of agreement for the 2007 Long-Term Incentive Award, which was not available at the time of filing of the original Form 8-K.


ITEM 1.01.  Entry into a Material Definitive Agreement.
---------

On February 20, 2007, the Board of Directors of the Ohio Casualty Corporation (the "Corporation") approved the 2007 Officer Long-Term Incentive award which includes performance based stock units and cash for the performance period beginning January 1, 2007 and ending December 31, 2009. The payout under this award is based on a combination of two measures. The payout will first be calculated based on return on equity with subsequent adjustment up or down based on the Corporation's total shareholder return during the performance period compared to the total shareholder returns of a pre-determined group of industry peers for the same period. Included as Exhibit 10.1 and incorporated by reference to this Item 1.01 is the schedule of the potential payouts under the 2007 Officer Long-Term Incentive Award for executive officers of the Corporation. The form of agreement for the 2007 Long-Term Incentive Award will be filed once available as an amendment to this Form 8-K.


ITEM 8.01.  Other Events
---------

On February 20, 2007, the Corporation issued a press release announcing that the directors of the Corporation have declared a $0.04 increase in the regular dividend to $0.13 per share, payable March 12, 2007 to shareholders of record on March 1, 2007. The press release was posted on the Corporation's website at http://www.ocas.com and is attached hereto as
Exhibit 99 and hereby incorporated by reference.


ITEM 9.01.  Financial Statements and Exhibits.
---------

(c)  Exhibits

     Exhibit No.   Description
     ----------    -----------

       10.1 Schedule of potential payouts under the 2007 Officer Long-Term Incentive Award for executive officers of the Corporation

       10.2        Form of Agreement for the 2007 Long-Term Incentive Award

       99 Press release dated February 20, 2007, announcing an increase in the regular dividend by the Corporation and posted on the Corporation's website at http://www.ocas.com












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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       OHIO CASUALTY CORPORATION
                                       -------------------------
                                               (Registrant)




April 12, 2007                         /s/David L. Santez
                                       ----------------------------------
                                       David L. Santez, Vice President,
                                        Associate General Counsel and
                                        Assistant Secretary







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                               Exhibit Index
                               -------------


                        Current Report on Form 8-K
                          Dated February 20, 2007


Exhibit No.   Description
----------    -----------

  10.1 Schedule of potential payouts under the 2007 Officer Long-Term Incentive Award for executive officers of the Corporation

  10.2        Form of Agreement for the 2007 Long-Term Incentive Award

  99 Press release dated February 20, 2007, announcing an increase in the regular dividend by the Corporation and posted on the Corporation's website at http://www.ocas.com












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